Offerings - Offering: 1	Jun. 30, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.200% Senior Notes due 2036
Amount Registered | shares	350,000,000
Maximum Aggregate Offering Price	$ 346,552,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 47,858.90
Offering Note	The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.